Exhibit 99.1

THE SCOTTS MIRACLE-GRO COMPANY

-i-

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the fiscal year ended September 30, 2013
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$2,816.5	$2,773.7	$—	$2,773.7
Gross profit		982.4	978.2	(2.2)	980.4
% of sales		34.9%	35.3%		35.3%
Income from operations		313.2	310.5	(20.3)	330.8
% of sales		11.1%	11.2%		11.9%
Interest expense		59.2	59.2	—	59.2
Income from continuing operations before income taxes		254.0	251.3	(20.3)	271.6
Income tax expense		92.8	91.9	(7.1)	99.0
Income from continuing operations		161.2	159.4	$(13.2)	$172.6
Income (loss) from discontinued operations, net of tax	(2)	(0.1)	1.7
Net income		$161.1	$161.1
Basic income per common share:	(3)
Income from continuing operations		$2.61	$2.58	$(0.22)	$2.80
Income from discontinued operations		—	0.03
Net income		$2.61	$2.61
Diluted income (loss) per common share:	(4)
Income from continuing operations		$2.58	$2.55	$(0.21)	$2.76
Income (loss) from discontinued operations		(0.01)	0.02
Net income		$2.57	$2.57
Common shares used in basic income per share calculation		61.7	61.7	61.7	61.7
Common shares and potential common shares used in diluted income (loss) per share calculation		62.6	62.6	62.6	62.6

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

			For the fiscal year ended September 30, 2012
	Footnotes	Previously Reported(1)	Revised Reported(1)	Product Registration and Recall Matters	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$2,826.1	$2,770.5	$—	$—	$2,770.5
Gross profit		961.3	956.6	(0.4)	—	957.0
% of sales		34.0%	34.5%			34.5%
Income from operations		243.6	241.2	(8.2)	(7.1)	256.5
% of sales		8.6%	8.7%			9.3%
Interest expense		61.8	61.8	—	—	61.8
Income from continuing operations before income taxes		181.8	179.4	(8.2)	(7.1)	194.7
Income tax expense		68.6	67.8	(0.8)	(2.8)	71.4
Income from continuing operations		113.2	111.6	$(7.4)	$(4.3)	$123.3
Loss from discontinued operations, net of tax	(2)	(6.7)	(5.1)
Net income		$106.5	$106.5
Basic income (loss) per common share:	(3)
Income from continuing operations		$1.86	$1.83	$(0.12)	$(0.07)	$2.02
Loss from discontinued operations		(0.11)	(0.08)
Net income		$1.75	$1.75
Diluted income (loss) per common share:	(4)
Income from continuing operations		$1.82	$1.80	$(0.12)	$(0.07)	$1.99
Loss from discontinued operations		(0.11)	(0.09)
Net income		$1.71	$1.71
Common shares used in basic income (loss) per share calculation		61.0	61.0	61.0	61.0	61.0
Common shares and potential common shares used in diluted income (loss) per share calculation		62.1	62.1	62.1	62.1	62.1

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

			For the fiscal year ended September 30, 2011
	Footnotes	Previously Reported(1)	Revised Reported(1)	Product Registration and Recall Matters	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$2,799.7	$2,718.1	$—	$—	$2,718.1
Gross profit		1,009.2	1,013.8	(3.2)	(9.2)	1,026.2
% of sales		36.0%	37.3%			37.8%
Income from operations		274.8	301.8	(14.6)	(29.8)	346.2
% of sales		9.8%	11.1%			12.7%
Costs related to refinancing		1.2	1.2	—	—	1.2
Interest expense		51.0	51.0	—	—	51.0
Income from continuing operations before income taxes		222.6	249.6	(14.6)	(29.8)	294.0
Income tax expense		82.7	92.1	(2.6)	(11.9)	106.6
Income from continuing operations		139.9	157.5	$(12.0)	$(17.9)	$187.4
Income from discontinued operations, net of tax	(2)	28.0	10.4
Net income		$167.9	$167.9
Basic income per common share:	(3)
Income from continuing operations		$2.16	$2.43	$(0.18)	$(0.28)	$2.89
Income from discontinued operations		0.44	0.17
Net income		$2.60	$2.60
Diluted income per common share:	(4)
Income from continuing operations		$2.11	$2.38	$(0.19)	$(0.27)	$2.84
Income from discontinued operations		0.43	0.16
Net income		$2.54	$2.54
Common shares used in basic income per share calculation		64.7	64.7	64.7	64.7	64.7
Common shares and potential common shares used in diluted income per share calculation		66.2	66.2	66.2	66.2	66.2

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the fiscal year ended September 30, 2010
	Footnotes	Previously Reported(1)	Revised Reported(1)	Product Registration and Recall Matters	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$2,873.0	$2,789.8	$—	—	$2,789.8
Gross profit		1,085.6	1,072.6	(3.0)	—	1,075.6
% of sales		37.8%	38.4%			38.6%
Income from operations		374.4	372.9	(8.7)	(18.5)	400.1
% of sales		13.0%	13.4%			14.3%
Interest expense		43.2	43.2	—		43.2
Income from continuing operations before income taxes		331.2	329.7	(8.7)	(18.5)	356.9
Income tax expense		123.5	123.0	(3.1)	(5.8)	131.9
Income from continuing operations		207.7	206.7	$(5.6)	(12.7)	$225.0
Loss from discontinued operations, net of tax	(2)	(3.6)	(2.6)
Net income		$204.1	$204.1
Basic income (loss) per common share:	(3)
Income from continuing operations		$3.13	$3.12	$(0.08)	(0.19)	$3.39
Loss from discontinued operations		(0.05)	(0.04)
Net income		$3.08	$3.08
Diluted income (loss) per common share:	(4)
Income from continuing operations		$3.07	$3.06	$(0.08)	(0.19)	$3.33
Loss from discontinued operations		(0.05)	(0.04)
Net income		$3.02	$3.02
Common shares used in basic income (loss) per share calculation		66.3	66.3	66.3	66.3	66.3
Common shares and potential common shares used in diluted income (loss) per share calculation		67.6	67.6	67.6	67.6	67.6

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the fiscal year ended September 30, 2009
	Footnotes	Previously Reported(1)	Revised Reported(1)	Product Registration and Recall Matters	Revised Adjusted(5)
Net sales		$2,715.3	$2,611.2	$(0.3)	$2,611.5
Gross profit		986.7	966.8	(11.6)	978.4
% of sales		36.3%	37.0%		37.5%
Income from operations		273.4	264.2	(28.0)	292.2
% of sales		10.1%	10.1%		11.2%
Interest expense		52.4	52.4	—	52.4
Income from continuing operations before income taxes		221.0	211.8	(28.0)	239.8
Income tax expense		80.1	77.0	(10.4)	87.4
Income from continuing operations		140.9	134.8	$(17.6)	$152.4
Income from discontinued operations, net of tax	(2)	12.4	18.5
Net income		$153.3	$153.3
Basic income per common share:	(3)
Income from continuing operations		$2.17	$2.07	$(0.27)	$2.34
Income from discontinued operations		0.19	0.29
Net income		$2.36	$2.36
Diluted income per common share:	(4)
Income from continuing operations		$2.13	$2.04	$(0.27)	$2.31
Income from discontinued operations		0.19	0.28
Net income		$2.32	$2.32
Common shares used in basic income per share calculation		65.0	65.0	65.0	65.0
Common shares and potential common shares used in diluted income per share calculation		66.1	66.1	66.1	66.1

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the three months ended December 28, 2013
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$196.4	$189.6	$—	$189.6
Gross profit		34.9	33.9	—	33.9
% of sales		17.8%	17.9%		17.9%
Loss from operations		(89.5)	(89.7)	(0.3)	(89.4)
% of sales		(45.6)%	(47.3)%		(47.2)%
Interest expense		13.9	13.9	—	13.9
Loss from continuing operations before income taxes		(103.4)	(103.6)	(0.3)	(103.3)
Income tax benefit		(37.8)	(37.9)	(0.1)	(37.8)
Loss from continuing operations		(65.6)	(65.7)	$(0.2)	$(65.5)
Income from discontinued operations, net of tax	(2)	—	0.1
Net loss		$(65.6)	$(65.6)
Basic income (loss) per common share:	(3)
Loss from continuing operations		$(1.06)	$(1.06)	$(0.01)	$(1.05)
Income from discontinued operations		—	—
Net loss		$(1.06)	$(1.06)
Diluted income (loss) per common share:	(4)
Loss from continuing operations		$(1.06)	$(1.06)	$(0.01)	$(1.05)
Income from discontinued operations		—	—
Net loss		$(1.06)	$(1.06)
Common shares used in basic income (loss) per share calculation		62.1	62.1	62.1	62.1
Common shares and potential common shares used in diluted income (loss) per share calculation		62.1	62.1	62.1	62.1

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the three months ended December 29, 2012
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$205.8	$195.2	$—	$195.2
Gross profit		31.1	30.6	—	30.6
% of sales		15.1%	15.7%		15.7%
Loss from operations		(91.9)	(92.0)	0.4	(92.4)
% of sales		(44.7)%	(47.1)%		(47.3)%
Interest expense		13.2	13.2	—	13.2
Loss from continuing operations before income taxes		(105.1)	(105.2)	0.4	(105.6)
Income tax benefit		(36.8)	(36.9)	0.2	(37.1)
Loss from continuing operations		(68.3)	(68.3)	$0.2	$(68.5)
Income from discontinued operations, net of tax	(2)	0.6	0.6
Net loss		$(67.7)	$(67.7)
Basic income (loss) per common share:	(3)
Loss from continuing operations		$(1.11)	$(1.11)	$0.01	$(1.12)
Income from discontinued operations		0.01	0.01
Net loss		$(1.10)	$(1.10)
Diluted income (loss) per common share:	(4)
Loss from continuing operations		$(1.11)	$(1.11)	$0.01	$(1.12)
Income from discontinued operations		0.01	0.01
Net loss		$(1.10)	$(1.10)
Common shares used in basic income (loss) per share calculation		61.4	61.4	61.4	61.4
Common shares and potential common shares used in diluted income (loss) per share calculation		61.4	61.4	61.4	61.4

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the three months ended March 30, 2013
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$1,019.6	$1,007.8	$—	$1,007.8
Gross profit		378.7	377.2	(0.1)	377.3
% of sales		37.1%	37.4%		37.4%
Income from operations		173.1	172.0	(0.2)	172.2
% of sales		16.9%	17.1%		17.1%
Interest expense		17.9	17.9	—	17.9
Income from continuing operations before income taxes		155.2	154.1	(0.2)	154.3
Income tax expense		55.3	54.9	—	54.9
Income from continuing operations		99.9	99.2	$(0.2)	$99.4
Income from discontinued operations, net of tax	(2)	0.1	0.8
Net income		$100.0	$100.0
Basic income per common share:	(3)
Income from continuing operations		$1.62	$1.61	$—	$1.61
Income from discontinued operations		—	0.01
Net income		$1.62	$1.62
Diluted income per common share:	(4)
Income from continuing operations		$1.60	$1.59	$—	$1.59
Income from discontinued operations		—	0.01
Net income		$1.60	$1.60
Common shares used in basic income per share calculation		61.6	61.6	61.6	61.6
Common shares and potential common shares used in diluted income per share calculation		62.4	62.4	62.4	62.4

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the three months ended June 29, 2013
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$1,148.1	$1,137.1	$—	$1,137.1
Gross profit		441.8	440.3	(1.5)	441.8
% of sales		38.5%	38.7%		38.9%
Income from operations		250.2	249.0	(8.5)	257.5
% of sales		21.8%	21.9%		22.6%
Interest expense		16.8	16.8	—	16.8
Income from continuing operations before income taxes		233.4	232.2	(8.5)	240.7
Income tax expense		85.2	84.5	(2.8)	87.3
Income from continuing operations		148.2	147.7	$(5.7)	$153.4
Income from discontinued operations, net of tax	(2)	—	0.5
Net income		$148.2	$148.2
Basic income per common share:	(3)
Income from continuing operations		$2.40	$2.39	$(0.09)	$2.48
Income from discontinued operations		—	0.01
Net income		$2.40	$2.40
Diluted income per common share:	(4)
Income from continuing operations		$2.37	$2.36	$(0.09)	$2.45
Income from discontinued operations		—	0.01
Net income		$2.37	$2.37
Common shares used in basic income per share calculation		61.7	61.7	61.7	61.7
Common shares and potential common shares used in diluted income per share calculation		62.6	62.6	62.6	62.6

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the three months ended September 30, 2013
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$443.0	$433.6	$—	$433.6
Gross profit		130.8	130.1	(0.6)	130.7
% of sales		29.5%	30.0%		30.1%
Loss from operations		(18.2)	(18.5)	(12.0)	(6.5)
% of sales		(4.1)%	(4.3)%		(1.5)%
Interest expense		11.3	11.3	—	11.3
Loss from continuing operations before income taxes		(29.5)	(29.8)	(12.0)	(17.8)
Income tax benefit		(10.9)	(10.6)	(4.5)	(6.1)
Loss from continuing operations		(18.6)	(19.2)	$(7.5)	$(11.7)
Loss from discontinued operations, net of tax	(2)	(0.8)	(0.2)
Net loss		$(19.4)	$(19.4)
Basic loss per common share:	(3)
Loss from continuing operations		$(0.30)	$(0.31)	$(0.12)	$(0.19)
Loss from discontinued operations		(0.01)	—
Net loss		$(0.31)	$(0.31)
Diluted loss per common share:	(4)
Loss from continuing operations		$(0.30)	$(0.31)	$(0.12)	$(0.19)
Loss from discontinued operations		(0.01)	—
Net loss		$(0.31)	$(0.31)
Common shares used in basic loss per share calculation		62.0	62.0	62.0	62.0
Common shares and potential common shares used in diluted loss per share calculation		62.0	62.0	62.0	62.0

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the three months ended December 31, 2011
	Footnotes	Previously Reported(1)	Revised Reported(1)	Product Registration and Recall Matters	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$199.6	$185.4	$—	$—	$185.4
Gross profit		25.6	25.6	—	—	25.6
% of sales		12.8%	13.8%			13.8%
Loss from operations		(99.0)	(98.4)	(0.3)	(2.4)	(95.7)
% of sales		(49.6)%	(53.1)%			(51.6)%
Interest expense		15.3	15.3	—	—	15.3
Loss from continuing operations before income taxes		(114.3)	(113.7)	(0.3)	(2.4)	(111.0)
Income tax benefit		(41.2)	(41.0)	(0.1)	(0.9)	(40.0)
Loss from continuing operations		(73.1)	(72.7)	$(0.2)	$(1.5)	$(71.0)
Loss from discontinued operations, net of tax	(2)	(0.8)	(1.2)
Net loss		$(73.9)	$(73.9)
Basic loss per common share:	(3)
Loss from continuing operations		$(1.20)	$(1.19)	$(0.01)	$(0.02)	$(1.16)
Loss from discontinued operations		(0.01)	(0.02)
Net loss		$(1.21)	$(1.21)
Diluted loss per common share:	(4)
Loss from continuing operations		$(1.20)	$(1.19)	$(0.01)	$(0.02)	$(1.16)
Loss from discontinued operations		(0.01)	(0.02)
Net loss		$(1.21)	$(1.21)
Common shares used in basic loss per share calculation		60.9	60.9	60.9	60.9	60.9
Common shares and potential common shares used in diluted loss per share calculation		60.9	60.9	60.9	60.9	60.9

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the three months ended March 31, 2012
	Footnotes	Previously Reported(1)	Revised Reported(1)	Product Registration and Recall Matters	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$1,170.4	$1,156.4	$—	$—	$1,156.4
Gross profit		461.7	460.0	(0.2)	—	460.2
% of sales		39.4%	39.8%			39.8%
Income from operations		217.1	215.9	(3.5)	(5.1)	224.5
% of sales		18.6%	18.7%			19.4%
Interest expense		17.9	17.9	—	—	17.9
Income from continuing operations before income taxes		199.2	198.0	(3.5)	(5.1)	206.6
Income tax expense		72.7	72.3	(0.6)	(2.2)	75.1
Income from continuing operations		126.5	125.7	$(2.9)	$(2.9)	$131.5
Income from discontinued operations, net of tax	(2)	0.7	1.5
Net income		$127.2	$127.2
Basic income per common share:	(3)
Income from continuing operations		$2.08	$2.07	$(0.05)	$(0.05)	$2.17
Income from discontinued operations		0.01	0.02
Net income		$2.09	$2.09
Diluted income per common share:	(4)
Income from continuing operations		$2.04	$2.03	$(0.05)	$(0.05)	$2.13
Income from discontinued operations		0.01	0.02
Net income		$2.05	$2.05
Common shares used in basic income per share calculation		60.9	60.9	60.9	60.9	60.9
Common shares and potential common shares used in diluted income per share calculation		62.0	62.0	62.0	62.0	62.0

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the three months ended June 30, 2012
	Footnotes	Previously Reported(1)	Revised Reported(1)	Product Registration and Recall Matters	Impairment, Restructuring and Other	Revised Adjusted(5)
Net sales		$1,054.9	$1,038.8	$—	$—	$1,038.8
Gross profit		369.0	367.3	(0.2)	—	367.5
% of sales		35.0%	35.4%			35.4%
Income from operations		170.2	169.2	(4.0)	0.4	172.8
% of sales		16.1%	16.3%			16.6%
Interest expense		16.6	16.6	—	—	16.6
Income from continuing operations before income taxes		153.6	152.6	(4.0)	0.4	156.2
Income tax expense		57.2	56.8	0.1	0.3	56.4
Income from continuing operations		96.4	95.8	$(4.1)	$0.1	$99.8
Loss from discontinued operations, net of tax	(2)	(3.1)	(2.5)
Net income		$93.3	$93.3
Basic income (loss) per common share:	(3)
Income from continuing operations		$1.58	$1.58	$(0.07)	$—	$1.65
Loss from discontinued operations		(0.05)	(0.05)
Net income		$1.53	$1.53
Diluted income (loss) per common share:	(4)
Income from continuing operations		$1.55	$1.54	$(0.07)	$—	$1.61
Loss from discontinued operations		(0.05)	(0.04)
Net income		$1.50	$1.50
Common shares used in basic income (loss) per share calculation		61.1	61.1	61.1	61.1	61.1
Common shares and potential common shares used in diluted income (loss) per share calculation		62.2	62.2	62.2	62.2	62.2

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)
Note: See Accompanying Footnotes on Page 16

		For the three months ended September 30, 2012
	Footnotes	Previously Reported(1)	Revised Reported(1)	Product Registration and Recall Matters	Revised Adjusted(5)
Net sales		$401.2	$389.9	$—	$389.9
Gross profit		105.0	103.7	—	103.7
% of sales		26.2%	26.6%		26.6%
Loss from operations		(44.7)	(45.5)	(0.4)	(45.1)
% of sales		(11.1)%	(11.7)%		(11.6)%
Interest expense		12.0	12.0	—	12.0
Loss from continuing operations before income taxes		(56.7)	(57.5)	(0.4)	(57.1)
Income tax benefit		(20.1)	(20.3)	(0.2)	(20.1)
Loss from continuing operations		(36.6)	(37.2)	$(0.2)	$(37.0)
Loss from discontinued operations, net of tax	(2)	(3.5)	(2.9)
Net loss		$(40.1)	$(40.1)
Basic loss per common share:	(3)
Loss from continuing operations		$(0.60)	$(0.61)	$(0.01)	$(0.60)
Loss from discontinued operations		(0.06)	(0.05)
Net loss		$(0.66)	$(0.66)
Diluted loss per common share:	(4)
Loss from continuing operations		$(0.60)	$(0.61)	$(0.01)	$(0.60)
Loss from discontinued operations		(0.06)	(0.05)
Net loss		$(0.66)	$(0.66)
Common shares used in basic loss per share calculation		61.2	61.2	61.2	61.2
Common shares and potential common shares used in diluted loss per share calculation		61.2	61.2	61.2	61.2

THE SCOTTS MIRACLE-GRO COMPANY
Net Sales and Income (Loss) from Continuing Operations before Income Taxes by Segment
(Unaudited) (In millions)
Note: See Accompanying Footnote 6 on Page 16

	Fiscal year ended September 30, 2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales:
Global Consumer	$142.6	$962.8	$1,041.2	$338.1	$2,484.7
Scotts LawnService®	44.8	32.9	89.9	90.2	257.8
Segment total	187.4	995.7	1,131.1	428.3	2,742.5
Corporate & Other	7.8	12.1	6.0	5.3	31.2
Consolidated	$195.2	$1,007.8	$1,137.1	$433.6	$2,773.7
Income (loss) from Continuing Operations before Income Taxes:
Global Consumer	$(68.8)	$218.9	$260.5	$(6.9)	$403.7
Scotts LawnService®	(0.9)	(17.0)	22.3	24.3	28.7
Segment total	(69.7)	201.9	282.8	17.4	432.4
Corporate & Other	(20.2)	(27.3)	(22.8)	(20.9)	(91.2)
Intangible asset amortization	(2.5)	(2.5)	(2.5)	(2.9)	(10.4)
Impairment, restructuring and other	0.4	(0.2)	(8.5)	(12.0)	(20.3)
Interest expense	(13.2)	(17.9)	(16.8)	(11.3)	(59.2)
Consolidated	$(105.2)	$154.0	$232.2	$(29.7)	$251.3

	Fiscal year ended September 30, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales:
Global Consumer	$134.9	$1,105.6	$944.6	$298.5	$2,483.6
Scotts LawnService®	37.6	35.9	87.8	84.5	245.8
Segment total	172.5	1,141.5	1,032.4	383.0	2,729.4
Corporate & Other	12.9	14.9	6.4	6.9	41.1
Consolidated	$185.4	$1,156.4	$1,038.8	$389.9	$2,770.5
Income (loss) from Continuing Operations before Income Taxes:
Global Consumer	$(68.9)	$274.0	$170.7	$(39.9)	$335.9
Scotts LawnService®	(4.6)	(12.9)	22.4	22.1	27.0
Segment total	(73.5)	261.1	193.1	(17.8)	362.9
Corporate & Other	(19.7)	(34.6)	(18.1)	(23.9)	(96.3)
Intangible asset amortization	(2.5)	(2.0)	(2.2)	(3.4)	(10.1)
Product registration and recall matters	(0.3)	(3.5)	(4.0)	(0.4)	(8.2)
Impairment, restructuring and other	(2.4)	(5.1)	0.4	—	(7.1)
Interest expense	(15.3)	(17.9)	(16.6)	(12.0)	(61.8)
Consolidated	$(113.7)	$198.0	$152.6	$(57.5)	$179.4

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes to Condensed, Consolidated Selected Financial Data

(1)
Reported results of operations reflect the Company’s consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), as disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 29, 2014. Revised reported results of operations are derived from the Company’s historical consolidated financial statements, as recast to retrospectively reflect the Company’s wild bird food business as a discontinued operation in accordance with GAAP. See Footnote 2 below.

(2)
In the second quarter of fiscal 2014, the Company completed the sale of its U.S. and Canadian wild bird food business, including intangible assets, certain on-hand inventory and fixed assets. As a result, effective in its second quarter of fiscal 2014, the Company classified its results of operations for fiscal 2014 and 2013 to reflect the wild bird food business as a discontinued operation. In the fourth quarter of fiscal 2012, the Company completed the wind-down of its professional seed business. As a result, the Company included the results of operations of the professional seed business in discontinued operations for all periods presented. On February 28, 2011, the Company completed the sale of a significant majority of the assets of its global professional business (excluding the non-European professional seed business, “Global Pro”). As a result of the then-pending sale, effective in the Company's first quarter of fiscal 2011, the Company reclassified the assets and liabilities of Global Pro to assets and liabilities held for sale and included the results of operations of Global Pro in discontinued operations for all periods presented. During the first quarter of fiscal 2010, the Company completed the closure of its Smith & Hawken business. As a result, beginning in the first quarter of fiscal 2010 the Company included the results of operations of Smith & Hawken in discontinued operations for all periods presented.

(3)
Basic income (loss) per common share amounts are calculated by dividing income (loss) from continuing operations, income (loss) from discontinued operations and net income (loss) by the weighted average common shares outstanding during the period.

(4)
Diluted income (loss) per common share amounts are calculated by dividing income (loss) from continuing operations, income (loss) from discontinued operations and net income (loss) by the weighted average common shares and all potential dilutive securities (common stock options, stock appreciation rights, performance shares, performance units, restricted stock and restricted stock units) outstanding during the period. When there is a loss for the period, dilutive potential common shares are not included in the calculations because to do so would be anti-dilutive.

(5)	The Reconciliation of Non-GAAP Disclosure Items includes the following non-GAAP financial measures:

Adjusted income (loss) from continuing operations and adjusted basic and diluted income (loss) per share from continuing operations — These measures exclude charges or credits relating to impairments, restructurings, product registration and recall matters, discontinued operations and other unusual items such as costs or gains related to discrete projects or transactions that are apart from and not indicative of the results of the operations of the business.

The Company reports its financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures used in managing the business may provide users of this financial information additional meaningful comparison between current results and results in prior operating periods. The Company believes that these non-GAAP financial measures are the most indicative of the Company's ongoing earnings capabilities and that disclosure of these non-GAAP financial measures therefore provides useful information to investors and other users of its financial statements, such as lenders. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

(6)
The Company divides its business into the following segments—Global Consumer and Scotts LawnService®. This division of reportable segments is consistent with how the segments report to and are managed by the our Chief Executive Officer (the chief operating decision maker of the Company). The Company has made reclassifications to prior period segment amounts as a result of the change in internal organization structure associated with the disposal of the Company's wild bird food business, which is now reported in discontinued operations.

Segment performance is evaluated based on operating profit which excludes several factors, including income from continuing operations before amortization, product registration and recall costs, and impairment, restructuring and other, which are not GAAP measures. Senior management of the Company uses this measure of operating profit to evaluate segment performance because the Company believes this measure is the most indicative of performance trends and the overall earnings potential of each segment.

Corporate & Other consists of the Company’s revenues and expenses associated with the Company’s supply agreements with ICL and the amortization related to the Roundup® Marketing Agreement, as well as corporate, general and administrative expenses and certain other income/expense items not allocated to the business segments.